UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023

AUDACY, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14461	23-1701044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
*	*	*

*

On October 30, 2023, the NYSE filed a Form 25 relating to the delisting from the NYSE of our Class A common stock. The delisting became effective on November 9, 2023. The Class A common stock will continue to trade over the counter under the symbol “AUDA.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Continued Discussions with Creditors

Audacy, Inc. (the “Company” or “Audacy”) continues to engage in discussions with its creditors with respect to a number of potential alternatives regarding a restructuring of the Company’s outstanding indebtedness.

Item 1.01	Entry into a Material Definitive Agreement.

Credit Facility Amendment

On December 8, 2023, Audacy Capital Corp. (formerly known as Entercom Media Corp., the “Issuer”), the guarantors party thereto and the lenders party thereto, entered into Amendment No. 12 (the “Credit Facility Amendment”) to the credit agreement, dated as of October 17, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Facility”). The Credit Facility Amendment extends the grace period before which a default in the payment of interest matures into an Event of Default to 68 calendar days. However, if lenders holding a majority of the outstanding obligations under the Credit Facility (the “Required Lenders”) have not received a substantially final form of agreement with respect to a consensual transaction relating to the Issuer’s funded indebtedness satisfactory to such lenders on or before December 15, 2023, the grace period extension expires after 45 calendar days.

The following Credit Facility interest payments are or will be subject to the grace period extensions under the Credit Facility Amendment:

•	approximately $17,000,000 originally due on October 31, 2023;

•	approximately $785,592 originally due on November 8, 2023; and

•	approximately $1,125,000 originally due on December 28, 2023.

The foregoing summary of the Credit Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Credit Facility Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Receivables Facility Amendment

On December 8, 2023, Audacy Receivables, LLC (“Audacy Receivables”) and the other parties to the Receivables Purchase Agreement, dated as of July 15, 2021, by and among Audacy Receivables, Autobahn Funding Company LLC, as an investor, DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt AM Main, as agent on behalf of the investor parties and Audacy Operations, Inc. as the servicer (as amended, restated, supplemented and/or otherwise modified from time to time, the “Receivables Facility”) entered into Amendment No. 8 to the Receivables Facility (the “Receivables Facility Amendment”), which:

•

amends the cross-default that would otherwise occur under the Receivables Facility in respect of certain defaults in the payment of interest under the Credit Facility, with the effect that such interest payment defaults will not result in an event of default under the Receivables Facility until the expiration of the 68 or 45 calendar day grace periods, as applicable, provided for under the Credit Facility Amendment described above; and

•	extends certain related covenant accommodations with respect to the Company’s liquidity position through January 7, 2024.

The foregoing summary of the Receivables Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Receivables Facility Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

Supplemental Indentures

On December 8, 2023, the Issuer, the guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee and as notes collateral agent entered into:

•

a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to an existing indenture, dated as of April 30, 2019 (as amended, restated, supplemented and/or otherwise modified from time to time, the “2027 Base Indenture” and, together with the Fourth Supplemental Indenture, the “2027 Notes Indenture”), governing the terms of the Issuer’s 6.500% senior secured second-lien notes due May 1, 2027 (the “2027 Notes”); and

•

a third supplemental indenture (the “Third Supplemental Indenture” and, together with the Fourth Supplemental Indenture, the “Supplemental Indentures”) to an existing indenture, dated as of March 25, 2021 (as amended, restated, supplemented and/or otherwise modified from time to time, the “2029 Base Indenture” and, together with the Third Supplemental Indenture, the “2029 Notes Indenture”) governing the terms of the Issuer’s 6.750% senior secured second-lien notes due March 31, 2029 (the “2029 Notes” and, together with the 2027 Notes, the “Notes”).

The Supplemental Indentures extend the grace period before which a default in payment of interest on the Notes matures into an Event of Default as follows:

•	2027 Notes: from 40 calendar days to 67 calendar days; and

•	2029 Notes: from 71 calendar days to 99 calendar days.

However, if holders of a majority in principal amount of the outstanding 2027 Notes (the “2027 Notes Majority Holders”) or holders of a majority in principal amount of the outstanding 2029 Notes (the “2029 Notes Majority Holders” and, together with the 2027 Notes Majority Holders, the “Majority Noteholders”), as applicable, have not received a substantially final form of agreement among the Issuer, the subsidiary guarantors and the applicable Majority Noteholders with respect to a consensual transaction relating to the Issuer’s funded indebtedness that is in form and substance satisfactory to the applicable Majority Noteholders by December 15, 2023, the grace period extensions expire after:

•	2027 Notes: 44 calendar days; and

•	2029 Notes: 76 calendar days.

In addition, if the applicable Majority Noteholders have not received an agreement executed by the applicable Majority Noteholders and the Required Lenders with respect to a consensual transaction relating to the Issuer’s funded indebtedness that is in form and substance satisfactory to the applicable Majority Noteholders by December 18, 2023, the grace period extensions expire after:

•	2027 Notes: 47 calendar days; and

•	2029 Notes: 79 calendar days.

The grace period extensions will also terminate if an event of default permitting acceleration of amounts due under the Credit Facility occurs due to nonpayment of interest or if the Issuer makes certain interest payments due under the Credit Facility.

The following interest payments under the applicable Notes are subject to the grace period extensions under the applicable Supplemental Indenture:

•	2027 Notes: approximately $15,000,000 originally due on November 1, 2023; and

•	2029 Notes: approximately $18,000,000 originally due on September 30, 2023.

The foregoing summary of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Supplemental Indentures, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and involve certain risks and uncertainties, including statements about the restructuring of the Company, anticipated future financial or operational results, and the Company’s financial position. Additional information and key risks applicable to these statements are described in the Company’s reports on Forms 8-K, 10-Q and 10-K and other filings the Company makes with the U.S. Securities and Exchange Commission. All of the forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements, and actual results or developments may differ materially from those in these forward-looking statements. The Company assumes no obligation to publicly update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

4.1	Third Supplemental Indenture, dated as of December 8, 2023, by and among Audacy Capital Corp. (formerly Entercom Media Corp.), the guarantors named therein, and Deutsche Bank Trust Company Americas.

4.2	Fourth Supplemental Indenture, dated as of December 8, 2023, by and among Audacy Capital Corp. (formerly Entercom Media Corp.), the guarantors named therein, and Deutsche Bank Trust Company Americas.

10.1	Amendment No. 12 to Credit Agreement, dated as of December 8, 2023, by and among Audacy Capital Corp. (formerly Entercom Media Corp.), the guarantors party thereto and the lenders party thereto.

10.2	Amendment No. 8 to Receivables Purchase Agreement, dated as of December 8, 2023, by and among Audacy Receivables, LLC, Autobahn Funding Company LLC, DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt AM Main, and Audacy Operations, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audacy, Inc.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: December 11, 2023